                                   EXHIBIT 32

                                CERTIFICATION OF
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
               PURSUANT TO RULE 13A-14(b) OF THE EXCHANGE ACT AND
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         We, Arnold F. Sock, President, and Harry L. Wilson, Chief Financial Officer, of Single Source Financial Services Corporation (the "Company"), do hereby certify, pursuant to 18 U.S.C. 1350 that, to our knowledge:

         (1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended October 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated: January 28, 2004        /S/          ARNOLD F. SOCK
                                        ----------------------------------------
                                              Arnold F. Sock, President

                                        /S/        HARRY L. WILSON
                                        ----------------------------------------
                                        Harry L. Wilson, Chief Financial Officer